UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018

VISIUM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-04496677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11325 Random Hills Road, Suite 360

Fairfax, Virginia 22030

(Address of principal executive offices, including zip code)

(703) 225-3443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K filed on September 10, 2018 (the “Original Filing”), as amended on October 15, 2018 (the “Amended Filing”), by Visium Technologies, Inc. (the “Company”). The Original Filing and Amended Filing incorrectly reported a change in the Company’s “shell status” erroneously stating that the Company ceased to be a “shell company” as defined in Rule 12b-2 of the Exchange Act. This disclosure was incorrect because the Company had previously erroneously reported that it was a “shell company” on its Quarterly Report on Form 10-Q for the period ended March 31, 2018. The Company was not a shell company at such time. The Company hereby amends the Original Filing and Amended Filing to revise the disclosure in Item 5.06 to correct the prior erroneous disclosure. For clarity, this Form 8-K/A includes all the disclosure previously included in the Original Filing and Amended Filing. Other than such revision to Item 5.06, no other disclosure in the Original Filing or Amended Filing is amended by this Form 8-K/A.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 12, 2018 (the “Closing Date”), Visium Technologies, Inc., a Florida corporation (“Purchaser”) completed the transaction to acquire Threat Surface Solutions Group, LLC, pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among Purchaser, each member (each, a “Seller” and collectively, the “Sellers”) of Threat Surface Solutions Group, LLC, a Virginia limited liability company (“TSSG”). Pursuant to the Purchase Agreement, each Seller assigned, transferred and sold to Purchaser, and Purchaser purchased from such Sellers, all of the issued and outstanding membership and/or economic interests of TSSG (collectively, the “Transaction”).

The total consideration for the transaction is approximately $5 million, with up to $3.5 million of that amount payable as earnout consideration based on mutually agreed-to revenue milestones. At the closing of the Transaction, Purchaser will pay (i) $500,000 in common stock, valued at the lower of the closing price of Purchaser’s common stock on the day before the closing of the transaction, or the trailing 30-day volume weighted average price of the Purchasers common stock, and (ii) a Seller’s note in the amount of $1 million dollars. The note is interest-only, has a 5-year term and is subject to the earnout provisions in the Agreement. Subject to funding, cash consideration of $1,000,000 will be payable post-Closing (the “Closing Consideration”).

The Purchase Agreement includes customary terms and conditions, including provisions that require the Sellers to indemnify Purchaser for certain losses that it incurs, including as a result of a breach by any Seller of his respective representations, warranties or covenants under the Purchase Agreement. The foregoing description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

The representations, warranties and covenants of the parties contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made by the Sellers to Purchaser in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 2.01 is hereby incorporated by reference into this Item 3.02.

As described above, in connection with the acquisition of Threat Surface Solutions Group, LLC (“TSSG”), the Company issued 1,493,155 shares of the Company’s common stock to the Sellers of TSSG. The shares were issued in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), and were valued at $0.33486/share or an aggregate of $500,000.

3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2018, the Company’s Board of Directors appointed Dr. Emanuel J. Esaka, MD as a member of the Board of Directors. Biographical information for Dr. Esaka is as follows:

Dr. Emmanuel Esaka. Dr. Esaka brings decades of experience as a successful surgeon. He has earned an MBA from Auburn University, and graduated Cum Laude with Highest Honors from Università Degli Studi di Bologna, Italy School of Medicine and Surgery. He is the Founder, Owner, and CEO of Advanced Care Obstetrics and Gynecology PA in Wilmington, Delaware, Co-Founder and Managing Director of 3N Pharma USA, Inc., Founder and CEO of Cameroon American Health System, Inc., and Co-Founder of Caritas Home Health Services, Inc. Dr. Osaka also served as attending obstetrics and gynecology at Irwin Army Community Hospital, and serves as a Director of Meiger Health, Inc.

We believe that Dr. Esaka’s extensive experience and business background adds valuable knowledge to our board of directors and that these experiences, qualifications and attributes have led to our conclusion that Dr. Esaka should be serving as a member of our board of directors.

Item 5.06 Change in Shell Company Status.

The Company previously disclosed, incorrectly, that a change in shell company status had occurred in connection with the Acquisition, resulting in the Company ceasing to be a “shell company.” This error resulted from the Company having previously erroneously reported that it was a “shell company” on its Quarterly Report on Form 10-Q for the period ended March 31, 2018. The Company was not a shell company at such time.

4

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Financial Statements of Threat Surface Solutions Group, LLC

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members’

of Threat Surface Solutions Group, LLC

We have audited the accompanying balance sheet of Threat Surface Solutions Group, LLC (the “Company”) as of September 30, 2017 and the related statement of operations, changes in members’ deficit and cash flows in the period from May 11, 2017 (inception) to September 30, 2017. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at September 30, 2017 and the results of its operations and its cash flows for the period from May 11, 2017 (inception) to September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had a net loss of $17,534, had net cash used in operating activities of $11,551, and had negative working capital of $4,275, for the period from May 11, 2017 (inception) to September 30, 2017. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Certified Public Accountants

Coconut Creek, Florida

October 11, 2018

6

Threat Surface Solutions Group, LLC

BALANCE SHEET

September 30, 2017

ASSETS
Current assets:
Cash	$1,708

Total current assets	1,708

Total assets	$1,708

LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$5,983
Total current liabilities	5,983

Commitments and contingencies (Note 4)

Members’ deficit:
Member contributions	13,259
Accumulated deficit	(17,534)
Total members’ deficit	(4,275)

Total liabilities and members’ deficit	$1,708

See accompanying notes to financial statements.

7

Threat Surface Solutions Group, LLC

STATEMENT OF OPERATIONS

May 11, 2017 (Inception) to
September 30, 2017

Net revenues	$-

Cost of sales	-

Gross profit	-

Operating expenses:
Selling, general and administrative	17,534
Total Operating Expenses	17,534

Loss from Operations	(17,534)

Other expenses:
Interest expense	-
Total other expense	-

Net loss	$(17,534)

See accompanying notes to financial statements.

8

Threat Surface Solutions Group, LLC

STATEMENT OF CHANGES IN MEMBERS’ DEFICIT

September 30, 2017

			Total
	Member	Accumulated	Members’
	Contribution	Deficit	Deficit
Members’ deficit at May 11, 2017	$-	$-	$-

Member contributions	13,259	-	13,259

Loss from operations	-	(17,534)	(17,534)

Members’ deficit at September 30, 2017	$13,259	$(17,534)	$(4,275)

See accompanying notes to financial statements.

9

Threat Surface Solutions Group, LLC

STATEMENT OF CASH FLOWS

May 11, 2017 (Inception) to September 30, 2017
Cash flows from operating activities:
Net loss	$(17,534)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable	5,983
Net cash used in operating activities	(11,551)

Cash flows from financing activities:
Member contributions	13,259

Net cash provided by financing activities	13,259

Net increase in cash	1,708

Cash, beginning of period	-

Cash, end of period	$1,708

Supplemental disclosures of cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	$-

See accompanying notes to financial statements.

10

THREAT SURFACE SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

NOTE 1: ORGANIZATION, DESCRIPTION OF BUSINESS, GOING CONCERN AND BASIS OF PRESENTATION

Threat Surface Solutions Group, LLC (“TSSG”), or the Company, is a Virginia limited liability company that was incorporated in May 2017. The Company was founded by a partnership of premier cybersecurity companies (Acquired Data Solutions [ADS], Eagle Network Solutions [ENS], & Ramparts Security [Ramparts). The Company focuses on test and measurement (T&M), test and evaluation (T&E), cybersecurity, software and hardware platforms, and risk mitigation. These capabilities allow us to offer unique comprehensive solutions to protect connected devices such as Internet-of-things (IoT) products, and Industrial IoT (IIoT) systems from penetration; mitigating manufacturer’s liability and protecting the consumer from possible catastrophic loss.

The member companies of TSSG bring to the table a unique IoT test platform the “Cyber Physical Test Bench” (CPTB). The CPTB is the only solution with the ability to analyze up to 500,000 IoT devices and/or flows simultaneously. The three primary components of the CPTB are TSSG proprietary components:

1.)	Network Application Test and Validation Engine, a PERL/Java/SQL based software suite designed to facilitate large-scale TCP/IP network communications testing
2.)	LabVIEW Dashboard Integration
3.)	NIST Cyber Security Framework.

The CPTB is currently utilized at the Missile Defense Agency (MDA) and is in the preliminary design phase for utilization by Defense Advanced Research Projects Agency (DARPA).

Going Concern

The accompanying financial statements have been prepared on a going concern basis. From May 11, 2017 (Inception) to September 30, 2017 we had a net loss of $17,534, had net cash used in operating activities of $11,551, and had negative working capital of $4,275. These matters raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the date of this filing. The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, to fund possible future acquisitions, and to generate profitable operations in the future. Management plans to provide for the Company’s capital requirements by making additional member contributions. The outcome of these matters cannot be predicted at this time and there are no assurances that, if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results will differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid, temporary, cash equivalents with an original maturity of three months or less when purchased, to be cash equivalents. The Company had no cash equivalents at September 30, 2017.

11

THREAT SURFACE SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentration of Credit Risks

The Company is subject to a concentration of credit risk from cash held in banks.

The Company’s cash account is held at a financial institution and is insured by the Federal Deposit Insurance Corporation, or FDIC, up to $250,000. As of September 30, 2017 the Company had not reached a bank balance exceeding the FDIC insurance limit.

Revenue Recognition

We follow the guidance of Accounting Standards Codification (ASC) Topic 605, “Revenue Recognition” (formerly Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition”) for revenue recognition. In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for our various revenues streams:

Revenue from services is recorded as it is earned. Commissions earned on third party sales are recorded in the month in which contracts are awarded. Amounts billed in advance of services being provided are recorded as deferred revenues and recognized in the statement of operations as services are provided.

Fair Value of Financial Instruments

The Company accounts for assets and liabilities measured at fair value on a recurring basis, in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value, and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities.

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

New Accounting Standards Not Yet Adopted

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09), which amended revenue recognition guidance to clarify the principles for recognizing revenue from contracts with customers. The guidance requires an entity to recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The guidance also requires expanded disclosures relating to the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. Additionally, qualitative and quantitative disclosures are required about customer contracts, significant judgments and changes in judgments and assets recognized from the costs to obtain or fulfill a contract. In 2016, the FASB issued ASU 2016-08, ASU 2016-10, ASU 2016-11, ASU 2016-12 and ASU 2016-20 to clarify, among other things, the implementation guidance related to principal versus agent considerations, identifying performance obligations and accounting for licenses of intellectual property. This accounting guidance is effective for the Company beginning October 1, 2019. The amendments in this update are to be applied on a retrospective basis, either to each prior reporting period presented (full retrospective method) or by presenting the cumulative effect of applying the update recognized at the date of initial application (modified retrospective method).

12

THREAT SURFACE SOLUTIONS GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

NOTE 3: MEMBERSHIP INTEREST

The Company was founded by a partnership of premier cybersecurity companies (Acquired Data Solutions [ADS], Eagle Network Solutions [ENS], & Ramparts Security [Ramparts], and Kevin Anderson, an individual. Members contributed capital to the LLC in the form of cash. The 23.4% partnership interest of Eagle Network Solutions in the partnership was acquired by Kevin Anderson on September 4, 2018. The membership interest breakdown is as follows:

Acquired Data Solutions, Inc.	33.3%
Ramparts Security, LLC	33.3%
Kevin Anderson	33.4%
100.0%

NOTE 4 – COMMITMENTS AND CONTINGENCIES

Contingencies

The Company accounts for contingent liabilities in accordance with Accounting Standards Codification (“ASC”) Topic 450, Contingencies. This guidance requires management to assess potential contingent liabilities that may exist as of the date of the financial statements to determine the probability and amount of loss that may have occurred, which inherently involves an exercise of judgment. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed. For loss contingencies considered remote, no accrual or disclosures are generally made. Management has assessed potential contingent liabilities as of September 30, 2017, and based on the assessment there are no probable loss contingencies requiring accrual or disclosures within its financial statements.

NOTE 5: SUBSEQUENT EVENTS

On September 4, 2018 (the “Closing Date”), Visium Technologies, Inc., a Florida corporation (“Purchaser”) entered into a definitive agreement to acquire Threat Surface Solutions Group, LLC, pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement.). The closing is pending the issuance of the audit report on Threat Surface Solutions Group, LLC.

As of October 11, 2018 there is a commitment and contingent liability that has been created as a result of the terms of the acquisition of Threat Surface Solutions Group, LLC.

The total consideration for the transaction is approximately $5 million, with up to $3.5 million of that amount payable as earnout consideration based on mutually agreed-to revenue milestones. At the closing of the Transaction, Purchaser will pay (i) $500,000 in common stock, and (ii) a Seller’s note in the amount of $1 million dollars.

On September 4, 2018, Kevin Anderson acquired the member interest in Threat Surface Solutions Group, LLC previously owned by Eagle Network Solutions, LLC.

On October 10, 2018, the Company’s Board of Directors appointed Dr. Emanuel J. Esaka, MD as a member of the Board of Directors.

13

14

Threat Surface Solutions Group, LLC

BALANCE SHEETS

	June 30, 2018	September 30, 2017
	(Unaudited)
ASSETS
Current assets:
Cash	$4,818	$1,708

Total current assets	4,818	1,708

Total assets	$4,818	$1,708

LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$6,367	$5,983
Due to members	8,188	-
Total current liabilities	14,555	5,983

Commitments and contingencies (Note 5)

Members’ deficit:
Member contribution	47,715	13,259
Accumulated deficit	(57,452)	(17,534)
Total members’ deficit	(9,737)	(4,275)

Total liabilities and members’ deficit	$4,818	$1,708

See accompanying notes to unaudited financial statements.

15

Threat Surface Solutions Group, LLC

STATEMENT OF OPERATIONS

JUNE 30, 2018

Nine-Months Ended
June 30, 2018
(Unaudited)
Net revenues	$46,385

Cost of sales	21,500

Gross profit	24,885

Operating expenses:
Selling, general and administrative	64,342
Total Operating Expenses	64,342

Loss from Operations	(39,457)

Other expenses:
Interest expense	(461)
Total other expense	(461)

Net loss	$(39,918)

See accompanying notes to unaudited financial statements.

16

Threat Surface Solutions Group, LLC

STATEMENTS OF CHANGES IN MEMBERS’ DEFICIT

JUNE 30, 2018

			Total
	Member	Accumulated	Members’
	Contributions	Deficit	Deficit
Members’ deficit at May 11, 2017	$-	$-	$-

Member contributions	13,259	-	13,259

Net loss	-	(17,534)	(17,534)

Members’ deficit at September 30, 2017	$13,259	$(17,534)	(4,275)

Member contributions	34,456	-	34,456

Net loss	-	(39,918)	(39,918)

Members’ deficit at June 30, 2018	$47,715	$(57,452)	$(9,737)

See accompanying notes to unaudited financial statements.

17

Threat Surface Solutions Group, LLC

STATEMENT OF CASH FLOWS

JUNE 30, 2018

Nine Months Ended June 30,
2018
(Unaudited)
Cash flows from operating activities:
Net loss	$(39,918)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable	3,884
Net cash used in operating activities	(39,534)

Cash flows from financing activities:
Advance from officers	8,188
Member contributions	34,456

Net cash provided by financing activities	42,644

Net increase in cash	3,110

Cash, beginning of period	1,708

Cash, end of period	$4,818

Supplemental disclosures of cash flow information:
Cash paid for interest	$461
Cash paid for income taxes	$-

See accompanying notes to unaudited financial statements.

18

THREAT SURFACE SOLUTIONS GROUP, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30, 2018

NOTE 1: ORGANIZATION, DESCRIPTION OF BUSINESS, GOING CONCERN AND BASIS OF PRESENTATION

Threat Surface Solutions Group, LLC (“TSSG”), or the Company, is a Virginia limited liability company that was incorporated in May 2017. The Company was founded by a partnership of premier cybersecurity companies (Acquired Data Solutions [ADS], Eagle Network Solutions [ENS], & Ramparts Security [Ramparts). The Company focuses on test and measurement (T&M), test and evaluation (T&E), cybersecurity, software and hardware platforms, and risk mitigation. These capabilities allow us to offer unique comprehensive solutions to protect connected devices such as Internet-of-things (IoT) products, and Industrial IoT (IIoT) systems from penetration; mitigating manufacturer’s liability and protecting the consumer from possible catastrophic loss.

The member companies of TSSG bring to the table a unique IoT test platform the “Cyber Physical Test Bench” (CPTB). The CPTB is the only solution with the ability to analyze up to 500,000 IoT devices and/or flows simultaneously. The three primary components of the CPTB are TSSG proprietary components:

1.) Network Application Test and Validation Engine, a PERL/Java/SQL based software suite designed to facilitate large-scale TCP/IP network communications testing

2.) LabVIEW Dashboard Integration

3.) NIST Cyber Security Framework.

The CPTB is currently utilized at the Missile Defense Agency (MDA) and is in the preliminary design phase for utilization by Defense Advanced Research Projects Agency (DARPA).

Going Concern

The accompanying financial statements have been prepared on a going concern basis. For the nine-month period ended June 30, 2018 we had a net loss of $39,918, had net cash used in operating activities of $39,534, and had negative working capital of $9,737. These matters raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the date of this filing. The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, to fund possible future acquisitions, and to generate profitable operations in the future. Management plans to provide for the Company’s capital requirements by making additional member contributions. The outcome of these matters cannot be predicted at this time and there are no assurances that, if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Actual results will differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid, temporary, cash equivalents with an original maturity of three months or less when purchased, to be cash equivalents. The Company had no cash equivalents at June 30, 2018 and September 30, 2017.

19

THREAT SURFACE SOLUTIONS GROUP, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30, 2018

Concentration of Credit Risks

The Company is subject to a concentration of credit risk from cash.

The Company’s cash account is held at a financial institution and is insured by the Federal Deposit Insurance Corporation, or FDIC, up to $250,000. As of September 30, 2017 and June 30, 2018 the Company had not reached bank balances exceeding the FDIC insurance limit.

Revenue Recognition

We follow the guidance of Accounting Standards Codification (ASC) Topic 605, “Revenue Recognition” (formerly Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition”) for revenue recognition. In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for our various revenues streams:

Revenue from services is recorded as it is earned. Commissions earned on third party sales are recorded in the month in which contracts are awarded. Amounts billed in advance of services being provided are recorded as deferred revenues and recognized in the statement of operations as services are provided.

Fair Value of Financial Instruments

The Company accounts for assets and liabilities measured at fair value on a recurring basis, in accordance with ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that require the use of fair value measurements, establishes a framework for measuring fair value, and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities.

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

New Accounting Standards Not Yet Adopted

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09), which amended revenue recognition guidance to clarify the principles for recognizing revenue from contracts with customers. The guidance requires an entity to recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The guidance also requires expanded disclosures relating to the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. Additionally, qualitative and quantitative disclosures are required about customer contracts, significant judgments and changes in judgments and assets recognized from the costs to obtain or fulfill a contract. In 2016, the FASB issued ASU 2016-08, ASU 2016-10, ASU 2016-11, ASU 2016-12 and ASU 2016-20 to clarify, among other things, the implementation guidance related to principal versus agent considerations, identifying performance obligations and accounting for licenses of intellectual property. This accounting guidance is effective for the Company beginning October 1, 2019. The amendments in this update are to be applied on a retrospective basis, either to each prior reporting period presented (full retrospective method) or by presenting the cumulative effect of applying the update recognized at the date of initial application (modified retrospective method).

20

THREAT SURFACE SOLUTIONS GROUP, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30, 2018

NOTE 3: MEMBERSHIP INTEREST

The Company was founded by a partnership of premier cybersecurity companies (Acquired Data Solutions [ADS], Eagle Network Solutions [ENS], & Ramparts Security [Ramparts], and Kevin Anderson, an individual. Members contributed capital to the LLC in the form of cash. The 23.4% partnership interest of Eagle Network Solutions in the partnership was acquired by Kevin Anderson on September 4, 2018. The membership interest breakdown is as follows:

Acquired Data Solutions, Inc.	33.3%
Ramparts Security, LLC	33.3%
Kevin Anderson	33.4%
100.0%

Note 4 - CONCENTRATION

Approximately 95% of the Company’s total revenues are derived from one customer for whom they provide a variety of IT consulting work.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

The Company accounts for contingent liabilities in accordance with Accounting Standards Codification (“ASC”) Topic 450, Contingencies. This guidance requires management to assess potential contingent liabilities that may exist as of the date of the financial statements to determine the probability and amount of loss that may have occurred, which inherently involves an exercise of judgment. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed. For loss contingencies considered remote, no accrual or disclosures are generally made. Management has assessed potential contingent liabilities as of June 30, 2018, and based on the assessment there are no probable loss contingencies requiring accrual or disclosures within its financial statements.

NOTE 6: SUBSEQUENT EVENTS

On September 4, 2018 (the “Closing Date”), Visium Technologies, Inc., a Florida corporation (“Purchaser”) entered into a definitive agreement to acquire Threat Surface Solutions Group, LLC, pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement.). The closing is pending the issuance of the audit report on Threat Surface Solutions Group, LLC.

As of October 11, 2018 there is a commitment and contingent liability that has been created as a result of the terms of the acquisition of Threat Surface Solutions Group, LLC.

The total consideration for the transaction is approximately $5 million, with up to $3.5 million of that amount payable as earnout consideration based on mutually agreed-to revenue milestones. At the closing of the Transaction, Purchaser will pay (i) $500,000 in common stock, and (ii) a Seller’s note in the amount of $1 million dollars.

On September 10, 2018, Kevin Anderson acquired the member interest in Threat Surface Solutions Group, LLC previously owned by Eagle Network Solutions, LLC.

On October 10, 2018, the Company’s Board of Directors appointed Dr. Emanuel J. Esaka, MD as a member of the Board of Directors.

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(b) Pro Forma Financial Statements

Page #
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2018	23

Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 2018	24

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VISIUM TECHNOLOGIES, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

JUNE 30, 2018

				Pro Forma Adjustments
	Visium	TSSG		Debit		Credit	Pro Forma

Current Assets
Cash	$11,412	$4,818		$-		$-	$16,230
	11,412	4,818		-		-	16,230

Other Assets
Intangible assets	-	-	(a)	5,000,000		-	5,000,000

Total Assets	$11,412	$4,818		$5,000,000		$-	$5,016,230

Current Liabilities
AP and Accrued Liabilities	$626,583	$6,367		$-		$-	$632,950
Accrued salaries	155,825	-		-		-	155,825
Accrued interest expense	1,686,054	-		-		-	1,686,054
Convertible notes payable - ASC Recap	147,965	-		-		-	147,965
Due to Officer	21,000	8,188		-		-	29,189
Earnout liability, current portion	-	-		-	(a)	1,166,667	1,166,667
Convertible notes payable	1,617,984	-		-		-	1,617,984
Notes payable, current	270,241						270,241
	4,525,652	14,555		$-		$1,166,667	$5,706,875

Long-term Liabilities
Earnout liability, long term portion					(a)	2,333,333	2,333,333
Note payable					(a)	1,000,000	1,000,000

Total Liabilities	$4,525,652	$14,555		$-		$4,500,000	$9,040,207

Stockholders’ Deficit:
Preferred stock
Series A Convertible Stock ($0.001 par value; 20,000,000 shares authorized, 13,992,340 shares issued and outstanding as of June 30, 2018)	13,992	-		-		-	13,992
Series B Convertible Stock ($0.001 par value 30,000,000 shares authorized, 1,327,640 shares issued and outstanding as of June 30, 2018)	1,328	-		-		-	1,328
Series AA Convertible Stock ($0.001 par value; 1 share authorized, 1 share issued and outstanding as of June 30, 2018 and no shares issued and outstanding)	-	-		-		-	-
Common stock, $0.0001 par value, 10,000,000,000 shares authorized: 23,212,549 shares issued and 9,376,441 outstanding at June 30, 2018	937	-		-	(a)	156	1,093
Additional paid in capital	40,160,699	47,715	(b)	47,715	(a)	499,844	40,660,543
Accumulated deficit	(44,691,196)	(57,452)		-	(b)	47,715	(44,700,933)

Total stockholders’ deficit	(4,514,240)	(9,737)		47,715		545,715	(4,023,977)

Total Liabilities & stockholders’ deficit	$11,412	$4,818		$47,715		$5,045,715	$5,016,230

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VISIUM TECHNOLOGIES, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

			Pro Forma Adjustments
	VISIUM	TSSG	Debit	Credit	Pro Forma

Sales	$-	$46,385	$-	$-	$46,385

Cost of Sales	-	21,500	-	-	21,500

Gross Profit	-	24,885	-	-	24,885

Operating Expenses:
Sales G & A	1,043,230	64,432	-	-	1,107,662
Total Operating Expenses	1,043,230	64,432	-	-	1,107,662

Loss From Operations	$(1,043,230)	$(39,457)	$-	$-	$(1,082,687)

Other income/(expense):

Interest expense	(275,975)	(461)	-	-	(276,436)
Loss on reconstruction of debt	(96,272)		-	-	(96,272)
Gain on settlement of debt	25,137		-	-	25,137
Total other expenses	(347,110)	(461)	-	-	(347,571)

Net loss	$(1,390,340)	$(39,918)	$-	$-	$(1,430,258)

Pro Forma Adjustments:

(a)	To give effect to the acquisition of Threat Surface Solutions Group, LLC as of June 30, 2018 for $5,000,000 A summary of the transaction is as follows:

Purchase price	$5,000,000

Earnout liability	3,500,000
Note payable to be issued at closing	1,000,000
Common stock at $0.0001 par value to be issued at closing	156
Additional paid in capital	499,844
$5,000,000

(b)	To give effect to the acquisition of Threat Surface Solutions Group, LLC as of June 30, 201, 2018 for elimination of LLC equity:

APIC (Member contributions)	$47,715
Accumulated deficit	$(47,715)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: December 21, 2018	By:	/s/ Mark Lucky
Mark Lucky
Chief Financial Officer

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